UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 8, 2004


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 1-12001                    25-1792394
 ----------------------------      --------------          -------------------
 (State or other jurisdiction      (Commission               (IRS Employer
  of incorporation)                File Number)            Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania      15222-5479
        ------------------------------------------------------ ----------
               (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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Item 5.           Other Events

         On July 8, 2004, Allegheny Technologies Incorporated issued a press release in which it announced that James E. Rohr, 55, has been named Chairman of ATI's Audit Committee and Diane C. Creel, 55, has been named Chairman of ATI's Finance Committee, replacing Frank V. Cahouet, 72, who has resigned from the Company's Board. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1              Press release dated July 8, 2004

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ALLEGHENY TECHNOLOGIES INCORPORATED



                             By:      /s/ Jon D. Walton
                                      ------------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer

Dated:  July 8, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1         Press Release dated July 8, 2004.